Supplement Dated December 5, 1995
              to Prospectus Dated February 28, 1995

     Merrill Lynch Growth Fund for Investment and Retirement

          The Prospectus is hereby supplemented as follows:

               By substituting the following language for the first two sentences of the fourth paragraph under "Management and Advisory Arrangements" on page 20:

          The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. The Manager has voluntarily agreed to waive a portion of its management fee so that such fee is equal to 0.65% of average daily net assets not exceeding $1 billion; 0.625% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.60% of average daily net assets exceeding $1.5 billion.


Code # 10479-0295ALL

                Supplement Dated December 5, 1995
             to Statement of Additional Information
                     Dated February 28, 1995

     Merrill Lynch Growth Fund for Investment and Retirement


          The Statement of Additional Information is hereby supplemented as follows:

               By substituting the following language for the second sentence of the third paragraph under "Management and Advisory Arrangements" on page 14:

          The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. The Manager has voluntarily agreed to waive a portion of its management fee so that such fee is equal to 0.65% of average daily net assets not exceeding $1 billion; 0.625% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.60% of average daily net assets exceeding $1.5 billion.


Code # 10480-0295ALL